Emerging Growth Institutional Investor Forum January 17, 2006

Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956 NYSE Ticker: BW Shares Outstanding: Approximately 19.3 million at 9/30/05 Market Cap: Approximately $305 million at 9/30/05 Component of: S&P Super Composite 1500 Russell 2000 S&P Small Cap 600 Annual Revenue: Approximately $500 million @ 12/31/04 Diluted EPS: $.86 in 2004 Debt to Total 21% at 9/30/05 Capitalization: Overview

Demanding applications requiring: - Strength - Reliability - Thermal & electrical - Miniaturization conductivity - Weight reduction - Corrosion resistance - Reflectivity Advancing the World's Technologies

End Uses Magnetic & Optical Data Storage Industrial products Life enhancing devices Cellular phones and other wireless communications Notebook and network computers Electronic components in cars and trucks

Global Leader in High Performance Engineered Materials Note: Total YTD 2005 revenues were $400.6 million Q3 2005 YTD Revenue by Segment Q3 2005 YTD Revenue by Market Metal Systems Group Microelectronics Group 0.58 0.42 Other Telecommunications Automotive Magnetic and Data Storage Industrial Components Aeorspace & Defense Appliance 0.12 0.41 0.1 0.13 0.09 0.09 0.06 Other Appliance Aerospace & Defense Industrial Components Magnetic & Data Storage Automotive Telecommunications & Computer Metal Systems Group Microelectronics Group

Brush Engineered Materials - Major Business Units WAM Other TMI Be Products Alloy East 0.37 0.07 0.09 0.08 0.39 West North WAM PVD Targets Electronic Packaging 37% Alloy Electronic Connectors Industrial Components 39% Be Products Defense/Aerospace Specialty Products 8% TMI Automotive Connectors Telecommunications 9% Other 7% as of 9-30-05

Fully Integrated Beryllium Producer Bertrandite Ore Mining & Extraction Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network

Strip Alloy Applications (strength, conductivity, spring characteristics) Current Carrying Springs and Relays Integrated Circuitry Sockets Electrical and Electronic Connectors Air Bag Sensors Pressure Responsive Devices Fire Extinguisher Sprinkler Heads

Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity) Aircraft Bushings Heavy Equipment Bearing and Wear Applications Oilfield well drilling, completion and production equipment Plastic Injection & Blow Molds Power Generation Undersea/Marine Housings for Telecom & Instrumentation Welding Electrodes & Dies

Beryllium Products - Applications (lightweight, strength, dimensional, stability) - Optical mirrors for NASA space-based telescopes - X-ray windows in medical, security and commercial imaging systems - Diaphragms for commercial and concert quality speaker systems - Infrared sensors for fighter jet optical targeting, radar and navigation/guidance systems

Williams Advanced Materials also has broad capabilities in precious and non-precious materials Comprehensive product line High purity / proprietary PVD targets Micro-electronic packaging materials Refining and related services

Williams Advanced Materials also has broad capabilities in precious and non-precious materials Comprehensive product line High purity / proprietary PVD targets Micro-electronic packaging materials Strong end use markets Data storage Optical media Wireless / handsets Semiconductor

Williams Advanced Materials also has broad capabilities in precious and non-precious materials Comprehensive product line High purity / proprietary PVD targets Micro-electronic packaging materials Strong end use markets Data storage Optical media Industry leading service and support Global sales and applications support "Best-in-class" response times Low-cost operations in Singapore, Taiwan and the Philippines Wireless / handsets Semiconductor

Solder preforms and clad materials Hybrid Microelectronic Device Williams Advanced Materials - Packaging Material Products Products Markets Wireless, Photonics and Hybrid/ Traditional Microelectronic Devices Typical End-uses Cell phones, LEDs, fiber-optic networks, PC's, military electronics, avionics, medical electronics, mobile appliances Combo-Lids(r) - Frame/lid assembly Hermetic sealing Clad Materials Thermal management Bonding Wire Electronic interconnect Solder Preforms Component attachment Refining Scrap recovery Markets

Cellular Phone (wireless) Sputtering Targets Williams Advanced Materials - Physical Vapor Deposition(PVD) Products Products Precious Metal Sputtering Targets and Evaporation Materials Precious Metal Refining Services Non-precious Metal Sputtering Targets and Evaporation Materials Markets Wireless ICs, semiconductor, optical media, photonics, hard disk drives (disc & thin film heads) and performance films Typical End-uses RF power amplifiers, LEDs, laser diodes, fiber optic components, integrated circuits, DVDs, hard disks, medical devices, MP3 players, mobile electronics Markets

Global Sales and Distribution Network Operations in the U.S. and ten foreign locations Recent expansion to Taiwan, China and Korea International sales are 33% and growing ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Korea Hong Kong UK Germany Philippines Taiwan Japan China Ireland

Capacity to Support Profitable Market Growth $160 million invested between 1996 and 2001 Operating with significant available excess capacity Significant productivity gains in recent years

Annual Revenue: Historical In 2001, the telecommunications and computer market declined; In 2003, our revenue growth began to return to historical rates 2000 2001 2002 2003 2004 2005 564 473 373 401 496 529 Growth % 24% -16% -21% +8% +24% +4-8% est.

Annual Operating Profit (Loss) Compared to Revenue: Historical ($ in millions) 2000 2001 2002 2003 2004 O.P. Revenue $23 ($14) ($23) ($9) $25 $564 $473 $373 $401 $496

Our on-going performance improvement initiatives are focused on five key areas Expanding and diversifying the revenue base Improving operating efficiencies Reducing overhead costs Reducing debt Positioning for global market growth

Margins have improved through cost reduction and productivity improvement initiatives Historical Gross Margin Trends Margin % Sales ($MM) 2000 2001 2002 2003 2004 0.21 0.14 0.13 0.18 0.22 564 473 373 401 496

Q-3 2005 Results and Outlook YTD ... hurt by weaker computer & telecom, automotive and defense markets. Also hurt by material cost increases. Helped by new product initiatives Fourth Quarter Outlook ... while automotive and defense remain sluggish, our other markets are gaining momentum Consumer electronics is strengthening Telecom infrastructure seems to be recovering from an inventory correction Magnetic media is healthy and growing Industrial components continues to strengthen

Strategic Highlights Strong, diverse set of markets served Global market reach New products and services Niche oriented product offerings Acquisitions adding to growth and earnings Focus on operational excellence paying dividends Strong cash flow Strong balance sheet provides liquidity to support growth